SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549



                               FORM 8-K


                            CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


   Date or Report (Date of earliest event reported):  September 21, 1998







                    BIOTECHNICA INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)




                                Delaware
           (State or other jurisdiction of incorporation)




        0-11854                                   22-2344703
(Commission File Number)               (IRS Employer Identification No.)



   4001 North War Memorial Drive, Peoria, IL               61614
   (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:  309/681-0300



      ______________________________N/A_______________________________
       (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS

On September 21, 1998, BioTechnica International, Inc. (the "Company") received a letter from Limagrain Genetics Corp., its 95% parent ("LG Corp."), notifying the Company of LG Corp.'s intention to cash out the minority stockholders of the Company via a short form merger effected pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"). The consideration to be paid to the minority stockholders of the Company in such merger is $0.05 (five cents) per share.

Under the DGCL, because LG Corp. owns more than 90% of the Company, no action will be required of the board of directors of the Company or the stockholders of the Company (other than LG Corp. acting through its board of directors), for the merger to become effective. Also, as a "short form" merger, the board of directors of the Company had no right to a role, nor did they have a role, in negotiating the cash-out price, and the Company's directors have made no determination, nor are they required to make a determination, with respect to the fairness of the cash-out price.

No action is required of the Company's stockholders at this time. A Transaction Statement describing the merger in detail and containing other important information and instructions concerning the merger will be distributed to all minority stockholders of the Company approximately thirty days prior to the consummation of the merger. The merger is expected to be consummated prior to December 31, 1998, or as soon as practicable thereafter. Under the DGCL, minority stockholders of the Company who do not wish to accept the consideration of $0.05 (five cents) per share and who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares. Prior to the consummation of the merger, LG Corp. reserves the right to cancel the merger for any reason, including without limitation if (i) any stockholder of the Company seeks to enjoin the merger or (ii) in LG Corp.'s judgment, the anticipated cost of the merger would be materially increased by the number of stockholders of the Company seeking their appraisal remedy.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit					Description

       1.        Press Release dated September 21, 1998
       2.        Letter dated September 21, 1998




Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BioTechnica International Inc.


                              						By:  /s/ Edward M. Germain
 Date: September 21, 1998                    Edward M. Germain
                                             Chief Financial Officer







                                                                  EXHIBIT 1

FOR IMMEDIATE RELEASE:  September 21, 1998

CONTACT:
Bruno Carette, President and CEO
Limagrain Genetics Corp.
4001 N. War Memorial Drive  Suite 200
Peoria, IL  61614
309/681-0300


LIMAGRAIN GENETICS CORP. ANNOUNCES ITS INTENTION
TO CASH OUT THE PUBLIC STOCKHOLDERS OF
BIOTECHNICA INTERNATIONAL, INC.

Limagrain Genetics Corp. ("LG Corp."), the 95% parent of
BioTechnica International, Inc. (the "Company"), announced today that it has delivered a letter to the Company stating its intention to cash out the public stockholders of the Company via a short form merger effected pursuant to Section 253 of the General Corporation Law of the State of Delaware. Pursuant to the merger, the public stockholders of the Company will receive $0.05 (five cents) for each share of common stock they own.

Because LG Corp. owns more than 90% of the Company, no action will be required of the stockholders of the Company for the merger to become effective. Also, as a "short form" merger, the board of directors of the Company had no right to a role, nor did they have a role, in negotiating the cash-out price, and the Company's directors have made no determination, nor are they required to make a determination, with respect to the fairness of the cash-out price.

No action is required of the Company's stockholders at this time.
A Transaction Statement describing the merger in detail and containing other important information and instructions concerning the merger will be distributed to all public stockholders of the Company approximately thirty days prior to the consummation of the merger. The merger is expected to be consummated prior to December 31, 1998, or as soon as practicable thereafter. After consideration of those materials, stockholders of the Company who do not wish to accept the consideration of $0.05 (five cents) per share and who follow the necessary procedures will be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares. Prior to the consummation of the merger, LG Corp. reserves the right to cancel the merger for any reason, including without limitation if any stockholder of the Company seeks to enjoin the merger or if, in LG Corp.'s judgment, the anticipated cost of the merger would be materially increased by the number of stockholders of the Company seeking their appraisal remedy.



                                                                EXHIBIT 2

                                                      	September 21, 1998

To:	The Board of Directors of
   	BioTechnica International, Inc.

Dear Sirs:

Notice is hereby given that Limagrain Genetics Corp. ("LG Corp."), the 95% parent of BioTechnica International, Inc. (the "Company"), intends to cash out the minority stockholders of the Company via a short form merger effected pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"). The consideration to be paid to the minority stockholders of the Company in such merger is $0.05 (five cents) per share.

Under the DGCL, because LG Corp. owns more than 90% of the Company, no action will be required of the board of directors of the Company or the stockholders of the Company (other than LG Corp. acting through its board of directors), for the merger to become effective. LG Corp. acknowledges that the board of directors of the Company had no right to a role, nor did they have a role, in negotiating the cash-out price, and the Company's directors have made no determination, nor are they required to make a determination, with respect to the fairness of the cash-out price.

LG Corp. will file, in the next few days, a Schedule 13e-3 transaction statement (the "Transaction Statement") with the Securities and Exchange Commission ("SEC"). After SEC review, the Transaction Statement, along with a Notice of Merger and Appraisal Rights and a Letter of Transmittal, will be distributed to each minority stockholder of the Company approximately thirty days prior to the consummation of the merger. The merger is expected to be consummated prior to December 31, 1998, or as soon as practicable thereafter.

Under the DGCL, minority stockholders of the Company who do not wish to accept the consideration of $0.05 (five cents) per share and who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of such shares. Prior to the consummation of the merger, LG Corp. reserves the right to cancel the merger for any reason, including without limitation if (i) any stockholder of the Company seeks to enjoin the merger or (ii) in LG Corp.'s judgment, the anticipated cost of the merger would be materially increased by the number of stockholders of the Company seeking their appraisal remedy.

                                             							Sincerely,


                                                 /s/Bruno Carette
                                                    Bruno Carette
                                                    President and CEO